UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 17, 2004



                         Accelr8 Technology Corporation
                         ------------------------------
               (Exact name of registrant as specified in charter)




        Colorado                         0-11485                 84-1072256
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



            303 East Seventeenth Avenue, #108, Denver, Colorado 80203
            ---------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (303) 863-8088


                                 Not Applicable.
                                 ---------------
         (Former name or former address, if changed since last report.)

ITEM 5. LETTER OF INTENT TO SELL

     On May 19, 2004, Accelr8 Technology Corporation announced that it has signed a letter of intent to sell substantially all of its software migration tools business.

     The company anticipates completing a definitive purchase agreement prior to the end of its current fiscal year ending July 31, 2004.

     A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

Designation         Description
-----------         -----------

99.1                Press Release dated May 19, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ACCELR8 TECHNOLOGY CORPORATION



Date:  May 24, 2004                            By: /s/ Thomas V. Geimer
                                               ------------------------
                                               Thomas V. Geimer, Chairman and
                                               Chief Executive Officer